                            TECHNOLOGY SALE AGREEMENT

         TECHNOLOGY SALE AGREEMENT made as of the 9th day of April, 1998, between MILESTONE SCIENTIFIC, INC., a Delaware corporation ("Milestone"), and CLAUDIA HOCHMAN and MARK HOCHMAN (collectively the "Sellers").

         WHEREAS, the Sellers have developed the technology, know-how and other intellectual property underlying their invention of (i) a "Pressure/Force Computer Controlled Drug Delivery System", (ii) a "Universal Syringe Holder Enhancement" consisting a unique Disposable Syringe and a Unique Syringe Holder and (iii) a Non-deflecting, Non-clogging Single Use Disposable Hypodermic Needle (collectively the Intellectual Property) for use as a separate drug delivery or aspiration system or as an adjunct to Milestone's computer controlled anesthesia system known as "The Wand TM"; and

         WHEREAS, the Sellers desire to sell to Milestone and Milestone desire to purchase from Sellers all their rights in and to the Intellectual Property on the terms hereinafter set forth.

         NOW, THEREFORE, in consideration of the sales transaction and the agreements set forth below, the parties have entered into the following transaction and agreements:

         1. Sale of Intellectual Rights. Sellers by this instrument do hereby sell, transfer and assign to Milestone, all of their rights in and to the Intellectual Property, including any and all inventions, patent applications and other indicia evidencing or embodying their proprietary rights therein and agree to turn over and deliver to Milestone all documentation relating to the Intellectual Property.

         2. Obtaining Patents. The Sellers agree that they will use their best efforts in cooperation with, and at the request of, Milestone to obtain United States and worldwide patent rights to the Intellectual Property and any improvements thereon or thereto, which together with all patents and patent applications are collectively referred to as the "Proprietary Rights". The expense for preparing and filing appropriate patent applications and if commercially reasonable, obtaining foreign patents in such jurisdiction as appropriate, shall be borne by Milestone. Sellers shall assign all rights in and to all patent applications, patents and other Proprietary Rights developed after the date hereof to Milestone.

         3. Further Documentation. The Sellers shall from time to time at the request of Milestone execute and deliver to Milestone such further documentation as requested by Milestone to more effectively transfer and assign the Proprietary Rights to Milestone and to otherwise give effect to this Agreement.

         4. Issuance of Options. Milestone agrees that if one or more patents issues with respect to any pending or future patent application relating to the Proprietary Rights, Milestone will, as soon as practicably thereafter, issue to Sellers three year options to purchase an aggregate of 25,000 shares of Milestone Common Stock at an exercise price per share equal to the fair market value of a share on the date of grant.

         5. Purchase Price. (a) As consideration for the Sellers transfer of the Property Rights, including their agreements to cooperate with Milestone in prosecuting patent applications with respect thereto and to transfer and assign any and all Proprietary Rights, Milestone shall pay to the Sellers an amount equal to five (5%) percent of a portion of the "Net Sales", as defined below, of those products sold by Milestone (the "Products") which embody the Proprietary Rights as follows:

          (A) if the Proprietary Rights used in the Products include any Proprietary Rights that are patented, royalties will be calculated on that portion of the Net Sales of all Products which use or embody the Proprietary Rights which bears the same relationship to total Net Sales of such Products as the cost of all patented elements using or embodying the Proprietary Rights bear to the total cost of all patented elements of such Products.



                                                 ILLUSTRATION 5A-1
         ASSUMPTIONS:

1.   Some portion of the Proprietary Rights are patented

2.   Net Sales of all Products which use such proprietary rights are $100,000.

3. Other elements of the Products embody patents not included within the Proprietary Rights.

4. The cost of all patented elements using the Proprietary Rights are $200 per unit of Product.

5.   The cost of other patented elements of the Product are $300 per unit

     THEN Royalties shall be calculated as follows:

                          Cost of elements embodying
                 x         the Proprietary Rights                          Royalty Rate
                          ------------------------------
   Net Sales                 Cost of elements embodying               x
                               the Proprietary Rights
                                               +
                                 Cost of all patented elements

$100,000         x                    $200                            x        5%
                                    -----------
                                      $200+$300


                                      $40,000 x 5% Royalty Rate = $2,000


                                ILLUSTRATION 5A-2

ASSUMPTIONS

Same as above except that other elements not covered by patents, e.g. other patents have expired or Proprietary Rights are used in a "stand alone" Product.


                          Cost of elements embodying
                 x         the Proprietary Rights                            Royalty Rate
                          -----------------------------
   Net Sales               Cost of elements embodying                x
                             the Proprietary Rights
                                               +
                                 Cost of all patented elements


$100,000         x                   $ 200                           x           5%
                                    -----------
                                     $ 200


                                     $100,00 x 5% Royalty Rate = $5,000




               (B) if the Proprietary Rights used in the Products are not patented, royalties on such Products will be calculated on that portion of the Net Sales of such Products which bears the same relationship to total Net Sales of the Products as any increase in the selling price of such Products instituted after the incorporation of the Proprietary Rights therein bears to the sales price of such Products immediately preceding such incorporation.

                                ILLUSTRATION 5 B

         ASSUMPTIONS:

1.   Net Sales of the Product equal $100,000

2.   Selling price per unit prior to use of Proprietary Rights was $1,000

3. The selling price per unit after incorporation of the proprietary rights is $1,500

4.   X equals portion of Net sales on which royalties will be paid

               THEN Royalties will be calculated as follows:


Portion of
Net Sales on                                                      Increase in                   Sales price
which                     :            Net Sales           =      sales price         :         prior to
Royalties are                                                                                   increase
payable

        X                 :         $100,000               =              $500        :           $1,000

                                               1,000 X = $50,000,000
                                                X = $50,000
                                            $50,000 x 5% Royalty Rate = $2,500



                    (C) if Milestone sells all or part of the Proprietary Rights or license others to use all or any portion of such rights in the production by other parties of their products, Sellers shall be entitled to receive royalties calculated as provided in (A) and (B) above except that the consideration received by Milestone from any such sale or license shall be treated as the "Net Sales", and the products produced by third parties shall be treated as if they were Products of Milestone.

         (b) Milestone shall within 45 days after the end of each calendar quarter pay Sellers the amount of purchase price owing to them for the quarter. Such payment shall be accompanied by statements showing the basis used in calculating the royalties for such period. Allocations of costs required under
(A) and (B), determinations under (C) above with respect to whether and how much non patented proprietary rights contributed to an increase in the price of the product as well as determinations under (C) which shall be based on such information as Milestone can obtain from its licensee or purchaser, shall be determined by Milestone and Milestone's good faith determinations with respect thereto shall be conclusive and binding on the parties.

         (c) For purposes of this section 5 Net Sales shall mean gross sales less returns, discounts and allowances. Purchase price payments for any quarterly period shall be adjusted in subsequent quarters to take into account returns and allowances occurring in these later periods. If by reason of (d) below payments are payable for only a portion of a quarterly period, Sellers shall be entitled to a payment in the amount they would have received if they were entitled to royalties for the full quarterly period multiplied by a fraction in which the numerator shall be the number of days in which they are entitled to royalties and the denominator shall be 90.

         (d) Payments shall be made hereunder only until the expiration of the last patent covering any portion of the Proprietary Rights or if no patent issues until the expiration of 10 years from the date hereof; provided, however that if no patent has issued and a Milestone Product incorporating the Proprietary Rights faces substantial competition from other products using similar technology the payment hereunder shall be appropriately adjusted by Milestone to eliminate the competitive disadvantage.

         6. Sellers Warranty. Sellers jointly and severally represent and warrant to Milestone that they have not sold, assigned, transferred or encumbered the Proprietary Rights or any interest thereon to any third party.

         7. Indemnification. Milestone shall defend, at its own cost and expense, any infringement suits that may be brought against Sellers or Milestone on account of the manufacture, production, use or marketing of the Proprietary Information by Milestone or its licensees. Milestone shall indemnify and save harmless Sellers against any and all such patent infringement suits and any claims, costs, expenses and damages which may be incurred by Sellers therein or in settlement thereof. When information is brought to Milestone's attention indicating that others are unlawfully infringing on its rights with respect to the Proprietary Information, Milestone shall take all steps and commence such legal action which, in the judgment of Milestone, are (a) necessary to protect Milestone's rights thereto and (b) consistent with Milestone's then business and financial condition. Seller shall cooperate with Milestone in the prosecution of any such action or litigation.

         8. Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of New York.

         9. Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         10. Notice. All notices required or permitted to be delivered pursuant hereto shall be in writing and shall be deemed to have been given upon personal delivery or two (2) days after deposit in the United States mail by registered or certified mail, first class postage prepaid, with return receipt requested, addressed as follows:

         If to Milestone:
                                    Milestone Scientific, Inc.
                                    220 South Orange Avenue
                                    Livingston, New Jersey 07039
                                    Attn: Leonard Osser

         With a copy to:            Morse, Zelnick, Rose & Lander
                                    450 Park Avenue
                                    New York, NY 10022
                                    Attn: Stephen A. Zelnick

         If to Sellers:             Claudia Hochman, D.D.S
                                    Mark Hochman, D.D.S.
                                    26 Meadow Woods Road
                                    Great Neck, New York 11020

or to such other addresses as may from time to time be designated by the parties by like notice.

         11. Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors, assigns and/or legal representatives.

         12. Headings. The descriptive headings used and inserted in this Agreement are for convenience only and shall not be deemed to affect the meaning or construction of any provisions hereof.

         13. Entire Agreement. This Agreement and any documents or agreements executed by the parties simultaneously herewith constitute the entire understanding and agreement of the parties hereto with respect to the sale of the rights described herein and supersede all other prior agreements or understandings, written or oral, between the parties with respect thereto. This Agreement may not be amended except by a writing signed by Milestone and the Sellers.

         IN WITNESS WHEREOF, the parties hereto have executed this Memorandum of Sale and Agreement as of the day and year first above written.

                                            MILESTONE SCIENTIFIC, INC.
                                            By: /s/ Leonard Osser
                                                -----------------
                                                 Leonard Osser, CEO

                                                 /s/ Claudia Hochman
                                                 -------------------
                                                 Claudia Hochman, D.D.S.

                                                 /s/ Mark Hochman
                                                 ----------------
                                                 Mark Hochman, D.D.S.

                  AMENDMENT TO TECHNOLOGY SALE AGREEMENT

         WHEREAS, MILESTONE SCIENTIFIC, INC., a Delaware corporation ("Milestone"), and CLAUDIA HOCHMAN and MARK HOCHMAN (collectively the "Sellers") entered into a "Technology Sale Agreement" made as of the 9th of April, 1998, governing Sellers sale to Milestone of their invention of (i) a "Pressure/Force Computer Controlled Drug Delivery System", (ii) a "Universal Syringe Holder Enhancement" consisting a unique Disposable Syringe and a Unique Syringe Holder and (iii) a Non-deflecting, Non-clogging Single Use Disposable Hypodermic Needle for use as a separate drug delivery or aspiration system or as an adjunct to Milestone's computer controlled anesthesia system known as "The Wand TM"; and

         WHEREAS, the Sellers also invented a Self-retracting Needle Hand Piece and Syringe With Self-retracting Needle (Reg #29,876) for use as a separate drug delivery or aspiration system or as an adjunct to Milestone's computer controlled anesthesia system known as "The Wand TM"; and

         WHEREAS, the sellers also invented an Anti-Deflection/ Force Penetrating Reduction Rotating Needle Handpiece and Syringe devices for use as a separate drug delivery or aspiration system or as an adjunct to Milestone's computer controlled anesthesia system known as "The Wand(TM)";

         WHEREAS, subject to the conditions contained in the Technology Sale Agreement made as of the 9th of April, 1998, Sellers desire to sell and Milestone desires to purchase the Anti-Deflection/ Force Penetrating Reduction Rotating Needle Handpiece, Anti-

Deflection/ Force Penetrating Reduction Rotating Needle Syringe,
Anti-Deflection/ Force Penetrating Reduction Rotating Needle Dental Syringe, Self-retracting Needle Handpiece and Syringe with and Self-retracting Needle (Reg #29,876).

         WHEREAS, Sellers and Milestone desire to amend the Technology Sale Agreement made as of the 9th of April, 1998, so that the sale by Seller to Milestone of the Anti-Deflection/ Force Penetrating Reduction Rotating Needle Handpiece, Anti-Deflection/ Force Penetrating Reduction Rotating Needle Syringe, Anti-Deflection/ Force Penetrating Reduction Rotating Needle Dental Syringe, Self-retracting Needle Handpiece, Syringe With Self-retracting Needle be governed by the terms of the Technology Sale Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the definition of "Intellectual Property" under the Technology Sale Agreement made as of the 9th of April, 1998, is hereby amended to include the Anti-Deflection/ Force Penetrating Reduction Rotating Needle Handpiece Device, Anti-Deflection/ Force Penetrating Reduction Rotating Needle Syringe, Anti-Deflection/ Force Penetrating Reduction Rotating Needle Dental Syringe, Self-Retracting Needle Handpiece and Syringe With Self-retracting Needle in addition to (i) a "Pressure/Force Computer Controlled Drug Delivery System", (ii) a "Universal Syringe Holder Enhancement" consisting a unique Disposable Syringe and a Unique Syringe Holder and (iii) a Non-deflecting, Non-clogging Single Use Disposable Hypodermic Needle.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Technology Sale Agreement as of the day and year first above written.

                                            MILESTONE SCIENTIFIC, INC.

         By: /s/ Leonard Osser                       12/16/99
             --- -------------                       --------
               Leonard Osser, CEO                    Date


         /s/ Claudia Hochman                         12/16/99
                                                     --------
         Claudia Hochman, D.D.S.                     Date


         /s/ Mark Hochman                            12/16/99
                                                     --------
         Mark Hochman, D.D.S.                        Date

                               SECOND AMENDMENT TO
                            TECHNOLOGY SALE AGREEMENT


         THIS SECOND AMENDMENT, is dated this 28th day of November 2001 (the "Second Amendment") by and between MILESTONE SCIENTIFIC INC., a Delaware corporation, ("Milestone") and CLAUDIA HOCHMAN and MARK HOCHMAN (collectively the "Sellers").

         WHEREAS, Milestone and Sellers entered into a "Technology Sale Agreement" dated the 9th of April, 1998 (the "Agreement"), governing Sellers' sale to Milestone of their invention of (i) a "Pressure/Force Computer Controlled Drug Delivery System", (ii) a "Universal Syringe Holder Enhancement" consisting a unique Disposable Syringe and a Unique Syringe Holder, and (iii) a Non-deflecting, Non-clogging Single Use Disposable Hypodermic Needle for use as a separate drug delivery or aspiration system or as an adjunct to Milestone's computer controlled anesthesia system known as "The Wand TM"; and

         WHEREAS, in June 1999, Milestone and Sellers entered an "Amendment to the Technology Sale Agreement" (the "First Amendment") that amended the Agreement to include in the definition of "Intellectual Property" under the Agreement a Self-Retracting Needle Hand Piece and Syringe with Self-Retracting Needle (Reg. # 29,876) for use as a separate drug delivery or aspiration system or as an adjunct to Milestone's computer controlled anesthesia system known as "The Wand TM"; and

         WHEREAS, the Sellers also have invented a Local Anesthetic and Delivery Injection Unit with Automated Rate Control; and

         WHEREAS, subject to the conditions contained in the Technology Sale Agreement, Sellers desire to sell and Milestone desires to purchase the Local Anesthetic and Delivery Injection Unit with Automated Rate Control; and

         WHEREAS, Sellers and Milestone desire to amend further the Technology Sale Agreement so that the sale by Seller to Milestone of the Local Anesthetic and Delivery Injection Unit with Automated Rate Control be governed by its terms;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the definition of "Intellectual Property" in the Agreement, as amended by the First Amendment, is hereby amended further to include the Local Anesthetic and Delivery Injection Unit with Automated Rate Control in addition to (i) a "Pressure/Force Computer Controlled Drug Delivery System", (ii) a "Universal Syringe Holder Enhancement" consisting a unique Disposable Syringe and a Unique Syringe Holder, (iii) a Non-deflecting, Non-clogging Single Use Disposable Hypodermic Needle, and (iv) a Self-Retracting Needle Hand Piece and Syringe with Self-Retracting Needle (Reg. # 29,876) for use as a separate drug delivery or aspiration system or as an adjunct to Milestone's computer controlled anesthesia system known as "The Wand TM".

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.

                                            MILESTONE SCIENTIFIC, INC.

                                            By: /s/ Leonard Osser
                                                -----------------
                                                     Leonard Osser, CEO


                                                /s/ Claudia Hochman
                                                --- ---------------
                                                    Claudia Hochman, D.D.S.


                                                /s/ Mark Hochman
                                                ----------------
                                                    Mark Hochman, D.D.S.

                  THIRD AMENDMENT TO TECHNOLOGY SALE AGREEMENT

         THIRD AMENDMENT TO TECHNOLOGY SALE AGREEMENT, dated October 10, 2002, between MILESTONE SCIENTIFIC INC., a Delaware corporation ("Milestone") and CLAUDIA HOCHMAN and MARK HOCHMAN (collectively the "Sellers").

                                   WITNESSETH

         WHEREAS, Milestone and Sellers entered into a Technology Sale Agreement dated April 9, 1998, as amended on December 16, 1999 and November 28, 2001, governing Sellers' sale to Milestone of their inventions, of (i) a "Pressure/Force Computer Controlled Drug Delivery System", (ii) a "Universal Syringe Holder Enhancement" consisting of a unique Disposable Syringe and a Unique Syringe Holder, (iii) a Non-deflecting, Non-clogging Single Use Disposable Hypodermic Needle for use as a separate drug delivery or aspiration system or as an adjunct to Milestone's computer controlled anesthesia system known as "The CompuMed/Wand(TM)", (iv) a Hand-piece For Injection Device With A Retractable And Rotating Needle (U.S. Patent No. 6,428,517 B1), Anti-Deflection / Force Reduction Rotating Needle Handpiece device, Anti-Deflection/Force Reduction Rotating Syringe (Reg No. 29,876), for use as separate drug delivery or aspiration system or as an adjunct to Milestone's computer controlled anesthesia system known as "The CompuMed/Wand(TM)", and (v) a Local Anesthetic and Delivery Injection Unit with Automated Rate Control;

         WHEREAS, the Sellers have now invented a Safety IV Catheter Infusion Device (U.S. Utility Patent App. Serial No. 10/174,246) ("IV Catheter") for use as a separate drug delivery catheter device or as an adjunct to Milestone's existing technologies;

         WHEREAS, subject to the conditions contained in the Technology Sale Agreement, Sellers desire to sell and Milestone desires to purchase the IV Catheter ; and

         WHEREAS, Sellers and Milestone desire to further amend the Technology Sale Agreement to allow for the sale of the IV Catheter to be governed by the terms of the Technology Sale Agreement and to effect such additional terms and provisions that the parties deem necessary all as are set forth below.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Technology Sale Agreement as previously amended is hereby further amended as follows:

         1. The definition of "Intellectual Property" shall include new subpoints (vi) and (vii) set forth below:

          "(vi) the Safety IV Catheter Infusion Device (U.S. Utility Patent Application Serial No. 10/174,246); and (vii) any and all other patent submissions, past, present and future, that bear the name of one or both of the Sellers, including all divisional patents, primary patents and secondary patents."

         2. Section 4 shall be amended to read as follows:

          "4. Issuance of Options. Milestone agrees that for each future patent issued, relating to the Proprietary Rights, Milestone will, as soon as practicable thereafter, issue to Sellers, five year options to purchase an aggregate of 25,000 shares of Milestone Common Stock at an exercise price per share equal to the fair market value of a share on the date of grant."

         3. Section 11 shall be amended to read as follows:

          "11. Binding Effect. This Technology Sale Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors, assigns and/or legal representatives. In the event that the obligations under this Technology Sale Agreement, do not, for any reason, automatically survive a sale or transfer of all or a significant part of Milestone's business or assets to a third party (the "Transferee"), Milestone shall cause the Transferee to assume all of Milestone's obligations under this Technology Sale Agreement, as amended from time to time. If the undertaking of these obligations, whether by way of automatic survival or by way of assumption, in their entirety or in part, is impossible, impracticable or of significantly different economic impact on Sellers, Milestone shall use its best efforts to cause the Transferee to provide the Sellers with alternatives that are essentially equivalent in value to the existing obligations of Milestone under this Technology Sale Agreement, as amended."

         IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to the Technology Sale Agreement as of the day and year first above written;


MILESTONE SCIENTIFIC, INC.


By: /s/ Leonard Osser
    -----------------
    Leonard Osser, CEO





By: /s/ Mark N. Hochman
    -------------------
    Mark N. Hochman, DDS



By: /s/ Claudia B. Hochman
    ----------------------
      Claudia B. Hochman, DDS

                  FOURTH AMENDMENT TO TECHNOLOGY SALE AGREEMENT

FOURTH AMENDMENT TO TECHNOLOGY SALE AGREEMENT, dated as of December 19, 2003, between MILESTONE SCIENTIFIC, INC., a Delaware corporation ("Milestone") and MARK HOCHMAN and CLAUDIA HOCHMAN (collectively the "Sellers").


                                   WITNESSETH

WHEREAS, Milestone and Sellers entered into a Technology Sale Agreement dated April 9, 1998, as amended on December 16, 1999, November 28, 2001 and October 10, 2002, governing Sellers' sale to Milestone of their inventions, of (i) a "Pressure/Force Computer Controlled Drug Delivery System", (ii) a "Universal syringe Holder Enhancement" (iii) a non-deflecting, non-clogging single use disposable hypodermic needle, (iv) a Handpiece for Injection Device with a retractable rotating needle (US Patent No. 6,428,517 B1), Anti-deflection/force penetration reduction rotating syringe (US Patent No. 6,428,517), for use as a separate drug delivery or aspiration system or as an adjunct to Milestone's computer controlled anesthesia system known as "The CompuDent/CompuMed/Wand(TM),
(v) a Local Anesthetic and Delivery Injection Unit with Automated Rate Control (US Patent No. 6,652,482 B2), and (vi) Safety IV Catheter Infusion Device (US Utility Patent App 10/174,246).


NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Technology Sale Agreement as previously amended is hereby further amended as follows:

1. Section 5 shall be amended to include the following language at the end of subsection 5(a):

     "Notwithstanding the general consideration structure set forth above, the following shall exclusively govern the consideration payable to Sellers with regard to U.S. Patents No. 6,652,482 B2, 6,428,517 and 6,200,289 B2:

     (i) As consideration for US Patent No. 6,652,482 B2 embodying defined newly essential elements to the technology, defining additional elements of the system, and providing longevity for inclusive and comprehensive patent coverage to previous and current Products including The Wand w/ Cruise, WandPlus(TM), CompuDent(TM) and CompuMed(TM):

     A. Milestone shall pay to Sellers an amount equal to 0.025 (2.5%) of the Net Sales of those products, previously and currently sold by Milestone, which embody the Proprietary Rights of US Patent No. 6,652,482 B2. The products that have embodied this technology, previously and currently, are The Wand w/ Cruise, WandPlus(TM), CompuDent(TM), CompuMed. Payments shall be made hereunder only until the expiration of the US Patent No. 6,652,482 B2.

     B. The sellers, in good faith, hereby voluntarily agree to defer all payments due to them for past and future sales of products embodying the technology underlying US Patent No. 6,652,482 B2 until the earlier of January 15, 2004 or such time that Milestone achieves positive net income, as will be reflected in its quarterly or annual financial statements. Milestone agrees not to delay payments further without obtaining written consent from Sellers.


ASSUMPTIONS AND EXAMPLES:

     1.   Proprietary Rights are patented, US Patent No. 6,652,482 B2.

     2. The Product which embodies technology underlying such Proprietary Rights is sold for $660.00 per unit.

     3.   Number of units sold is 10 units.

     4.   There were no discounts, returns or allowances.

     5.   Net Sales of all Products which use such Proprietary rights are
          $6600.00

THEN Royalties shall be calculated as follows:


                  Price per Unit      x    No. of Units   x   Royalty Rate

                  $660.00             x         10        x      0.025

                         $6,600.00    x    0.025  Royalty Rate  =  $165.00

- or -

                  Net Sales    x    Royalty Rate  =  Royalty

                  $6,600       x        2.5%      =  $165.00



     (ii) As consideration for U.S. Patent No. 6,428,517 "Hand-Piece For Injection Device With A Retractable And Rotating Needle" and U.S. Patent No. 6,200,289 B2 "Pressure/Force Computer Controlled Drug Delivery System", Milestone shall pay to the Sellers an amount equal to 0.05 (5%) of the Net Sales of those products sold by Milestone, which embody the Proprietary Rights underlying in the above-mentioned patents, except that for products using the technology covered by Patent No. 6428,517 royalties shall be paid only on those products produced from a six cavity or greater mold. The products that have embodied these Proprietary Rights are the SafetyWand(TM), The Wand-PDL Drive Unit device and the CompuFlo(TM).

ASSUMPTIONS AND EXAMPLES:

     1. Proprietary Rights are patented under US Patent No. 6,428,517 or U.S. Patent No. 6,200,289 B2.

     2. The Product which embodies technology underlying such Proprietary Rights is sold for $2.00 per unit.

     3.   Number of Units Sold are 10 units.

     4.   There were no discounts, returns or allowances.

     5.   Net Sales of all Products which embody such Proprietary rights are
          $20.00

THEN Royalties shall be calculated as follows:

                  Price per Unit      x    No. of Units   x   Royalty Rate

                  $2.00               x         100       x       0.05

                          $200.00     x    0.5  Royalty Rate  =  $10.00

- or -

                  Net Sales    x   Royalty Rate  =  Royalty

                  $200.00      x        5%       =   $10.00"




IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment to the Technology Sale Agreement as of the day and year first above written.


MILESTONE SCIENTIFIC, INC.


By: /s/ Leonard Osser
    -----------------
    Leonard Osser, CEO


SELLERS:

By: /s/ Mark Hochman
    ----------------
    Mark Hochman, DDS

By: /s/ Claudia Hochman
    -------------------
    Claudia Hochman, DDS



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